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[20 Madison Avenue Extension, P.O. Box 5555
Albany, NY 12205-0555]                          (RIVERSOURCE(SM) ANNUITIES LOGO)
[RIVERSOURCE(R) ENDEAVOR PLUS]
VARIABLE ANNUITY APPLICATION
RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK

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___________________________________________________________________________________________________________________________________
1. CONTRACT OWNER NAME (First Middle Initial, Last)              SEX [ ] M [ ] F

______________________________________________________________   CITIZENSHIP [ ] U.S [ ] Other (Country)___________________
ADDRESS (Physical address required No PO Box)                    DATE OF BIRTH (MM/DD/YY)________________ AGE _____________

______________________________________________________________   SOCIAL SECURITY NUMBER (Taxpayer Identification Number)
(City, State Zip)
                                                                 ________________________________
______________________________________________________________   ( SSN/TIN for this contract owner will be used for tax reporting
MAILING ADDRESS IF DIFFERENT FROM PHYSICAL ADDRESS (Optional)    purposes unless otherwise indicated in Section 8 Remarks and
                                                                 Special Instructions)
______________________________________________________________   HOME TELEPHONE NUMBER (       ) _________________________
                                                                 E-MAIL ADDRESS __________________________________________

1A. JOINT OWNER NAME (First, Middle Initial, Last)

______________________________________________________________   SEX [ ] M [ ] F
ADDRESS (Physical Address Required - No PO Box)                  CITIZENSHIP [ ] U.S [ ] Other (Country) ___________________
______________________________________________________________   DATE OF BIRTH (MM/DD/YY) ________________AGE ___________
(City, State Zip)                                                SOCIAL SECURITY NUMBER (Taxpayer Identification Number)
                                                                 ________________________________________________
______________________________________________________________
RELATIONSHIP TO CONTRACT OWNER

___________________________________________________________________________________________________________________________________
2. ANNUITANT NAME (First, Middle Initial, Last)

________________________________________________________         SEX [ ] M [ ] F
ADDRESS (Physical address Required No P O Box)                   DATE OF BIRTH (MM/DD/YY) ________________ AGE ___________

________________________________________________________         SOCIAL SECURITY NUMBER (Taxpayer Identification Number)
(City, State Zip)                                                ________________________________________________

________________________________________________________
MAILING ADDRESS IF DIFFERENT FROM PHYSICAL ADDRESS (Optional for Custodial Accounts)

________________________________________________________
2A. JOINT ANNUITANT NAME (First, Middle Initial, Last) (FOR 1035 EXCHANGE ONLY)

________________________________________________________         SEX [ ] M [ ] F
ADDRESS (Physical Address)                                       DATE OF BIRTH (MM/DD/YY) _______________ AGE ____________

________________________________________________________         SOCIAL SECURITY NUMBER (Taxpayer Identification Number)
(City, State Zip)                                                ________________________________________________

________________________________________________________

___________________________________________________________________________________________________________________________________

3.   PRIMARY BENEFICIARY (If additional space needed, please provide this information on a separate piece of paper signed and dated by the contract owner)

           NAME                  DATE OF BIRTH     RELATIONSHIP TO ANNUITANT    SOCIAL SECURITY NUMBER      %

____________________________   ________________   ___________________________   ______________________   ________

____________________________   ________________   ___________________________   ______________________   ________

___________________________________________________________________________________________________________________________________

3A.  CONTINGENT BENEFICIARY (If additional space needed, please provide this information on a separate piece of paper signed and dated by the contract owner)

           NAME                  DATE OF BIRTH     RELATIONSHIP TO ANNUITANT    SOCIAL SECURITY NUMBER      %

____________________________   ________________   ___________________________   ______________________   ________

____________________________   ________________   ___________________________   ______________________   ________

___________________________________________________________________________________________________________________________________

4.   TYPE OF ANNUITY (check one) [ ] Non-qualified [ ] Traditional Individual Retirement Annuity (IRA) [ ] SEP-IRA [ ] Roth IRA
     [ ] TSA Rollover

IF IRA (check and complete applicable types)

  Traditional IRA:  Amount $_________________for _________ (year)             Rollover IRA:  Amount $_________________
  Traditional IRA:  Amount $_________________for _________ (year)   Trustee to Trustee IRA:  Amount $_________________
Roth Contributory:  Amount $_________________for _________ (year)      Roth Conversion IRA:  Amount $_________________
Roth Contributory:  Amount $_________________for _________ (year)
          SEP-IRA:  Amount $_________________for _________ (year)
          SEP-IRA:  Amount $_________________for _________ (year)

NOTE:  If purchasing an annuity within a tax-deferred retirement plan (i.e. IRA    ), SECTION 7 MUST also be completed.

___________________________________________________________________________________________________________________________________
                                                                                                                 [RVSL-NY End Plus]
274752-NY                                             Application Continues                                    274752-NY [A (8/07)]
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5. CONTRACT / BENEFIT SELECTION

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CONTRACT                         DEATH BENEFIT OPTIONS: MUST SELECT ONE            OPTIONAL BENEFITS: YOU MAY SELECT ONLY ONE. NOT
[ ] Endeavor Plus - Option B     If you and the annuitant are age 79 or younger,   AVAILABLE FOR CONTRACT OPTION C. (Portfolio
    (7 Year Withdrawal Charge)   please make a death benefit selection below.      Navigator must be selected in box 6.)
[ ] Endeavor Plus - Option C     If no selection is made the death benefit will    [ ] NO OPTIONAL BENEFIT RIDER
    (0 Year Withdrawal Charge)   default to ROP.                                   OR
                                 [ ] Return of Payment (ROP)                       [SECURESOURCE(SM)] GUARANTEED MINIMUM WITHDRAWAL
                                 [ ] Maximum Anniversary Value (MAV)               BENEFIT RIDER (through age 80):
                                                                                      [ ] Single Life Benefit
                                                                                      [ ] Joint Life Benefit
                                                                                          Spouse Name ______________________________
                                                                                          Sex ____ DOB _________  SSN_______________
                                                                                   OR
                                                                                   GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDER
                                                                                   (GMAB):
                                                                                      [ ] Accumulation Protector Benefit(SM)
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6. PURCHASE PAYMENTS  Initial Purchase Payment $________________________________
(FOR DCA, SIP, REBALANCING, AND INTEREST SWEEP OPTIONS, COMPLETE THE INVESTMENT
OPTIONS FORM.)

Payment Allocation*

___ PORTFOLIO NAVIGATOR (PN) ASSET ALLOCATION PROGRAM - if elected, must be 100%, unless the DCA Fixed Account is also elected. Complete and return the Enrollment Form (#274643. PN Questionnaire is an optional tool for model selection.

FIXED ACCOUNT **

___% RVSL-NY One-Year Fixed Account
[___% 6 month DCA Fixed Account]
[___% 12 month DCA Fixed Account]

[AIM V.I.

___% Capital Appreciation Fund, Series II Shares
___% Capital Development Fund, Series II Shares
___% Global Health Care Fund, Series II Shares
___% International Growth Fund, Series II Shares

ALLIANCEBERNSTEIN VPS

___% Global Technology Portfolio (Class B)
___% Growth and Income Portfolio (Class B)
___% International Value Portfolio (Class B)

AMERICAN CENTURY(R) VP

___% Mid Cap Value, Class II
___% Ultra, Class II
___% Value, Class II

COLUMBIA

___% High Yield Fund, Variable Series, Class B
___% Small Cap Value Fund, Variable Series, Class B
___% Marsico Growth Fund, Variable Series, Class A
___% Marsico International Opportunities Fund, Variable Series, Class B]

[CREDIT SUISSE TRUST

___% Commodity Return Strategy Portfolio

DREYFUS VIF

___% International Equity Portfolio, Service Share Class
___% International Value Portfolio, Service Share Class

EATON VANCE VT

___% Floating-Rate Income Fund

FIDELITY(R) VIP

___% Contrafund(R) Portfolio Service Class 2
___% Investment Grade Bond Portfolio Service Class 2
___% Mid Cap Portfolio Service Class 2
___% Overseas Portfolio Service Class 2

FRANKLIN TEMPLETON VIP TRUST

___% Franklin Income Securities Fund - Class 2
___% Templeton Global Income Securities Fund - Class 2
___% Templeton Growth Securities Fund - Class 2

GOLDMAN SACHS VIT

___% Mid Cap Value Fund-Institutional Shares
___% Structured U.S. Equity Fund-Institutional Shares

JANUS ASPEN SERIES

___% Large Cap Growth Portfolio: Service Shares

LEGG MASON PARTNERS VARIABLE

___% Small Cap Growth Portfolio, Class I

MFS(R)

___% Total Return Series - Service Class
___% Utilities Series - Service Class]

[OPPENHEIMER

___% Capital Appreciation Fund/VA, Service Shares
___% Global Securities Fund/VA, Service Shares
___% Main Street Small Cap Fund/VA, Service Shares
___% Strategic Bond Fund/VA, Service Shares

PIMCO VIT

___% All Asset Portfolio, Advisor Share Class

RIVERSOURCE(SM) VP

___% Cash Management Fund
___% Diversified Bond Fund
___% Diversified Equity Income Fund
___% Emerging Markets Fund
___% Fundamental Value Fund
___% Global Inflation Protected Securities Fund
___% Growth Fund
___% High Yield Bond Fund
___% Income Opportunities Fund
___% International Opportunity Fund
___% Large Cap Equity Fund
___% Mid Cap Value Fund
___% S & P 500 Fund
___% Select Value Fund
___% Short Duration U.S. Government Fund
___% Small Cap Value Fund

VAN KAMPEN LIT

___% Comstock Portfolio, Class II Shares

VAN KAMPEN UIF

___% Global Real Estate Portfolio, Class II Shares
___% Mid Cap Growth Portfolio, Class II Shares

WANGER

___% International Small Cap
___% U.S. Smaller Companies]

100% MUST BE IN WHOLE NUMBERS AND TOTAL 100%

* Must be whole numbers. Your above payment allocation instructions will remain in effect for any future payments you make until you change your instructions.

** For Option C contracts, purchase payments and transfers may not be made to the RVSL-NY One-Year Fixed Account. For other contracts, purchase payments and transfers to the RVSL-NY One-Year Fixed Account are limited as specified in the prospectus and the Contract Data pages.

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                                                              [RVSL-NY End Plus]
274752-NY               Application Continues               274752-NY [A (8/07)]
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___________________________________________________________________________________________________________________________________
7.   IF THIS ANNUITY CONTRACT WILL BE USED TO FUND A TAX-DEFERRED RETIREMENT PLAN, PLEASE READ AND COMPLETE THE INFORMATION
     REQUESTED

1.   I understand that I am purchasing an annuity that will be used to fund a retirement plan that is tax-deferred under the
     Internal Revenue Code.

2.   I understand that any tax deferral benefits will be provided by the retirement plan, and that my annuity will not provide any necessary or additional tax deferral benefits.

3.   I have reviewed the costs of my annuity (including any mortality and expense risk fees, contract administrative charges, rider charges and withdrawal charges) and have decided that the benefits outweigh the costs for the following reasons (check or list all that apply).

     [ ]  Access to multiple investment managers

     [ ]  Ability to transfer among multiple investment options without additional charges

     [ ]  Availability of subaccount transactions without cost

     [ ]  Access to dollar-cost-averaging without cost

     [ ]  Access to asset rebalancing without cost

     [ ]  Death benefit guarantees

     [ ]  Access to enhanced death benefits

     [ ]  Access to enhanced living benefits

     [ ]  Availability of withdrawal charge waivers for nursing home confinement, hospitalization and terminal illness

     [ ]  Availability of settlement options for retirement income or to simplify taxqualified required minimum distributions

     [ ]  Guaranteed lifetime income payout rates

     [ ]  Avoiding the cost and delays of probate and estate settlement

     [ ]  Access to a guaranteed interest rate in the fixed account

     Other (list) _________________________________________________________________________________________________________________

     ______________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________
8. REMARKS AND SPECIAL INSTRUCTIONS (including special mailing instructions)

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________
9. REPLACEMENT  Complete the NY Definition of Replacement form and submit with this application.

Did you answer yes to any of the Definition of Replacement questions? [ ] Yes [ ] No

If YES, submit the completed NY replacement forms with this application.

___________________________________________________________________________________________________________________________________
10. SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER CERTIFICATION

I certify, under penalties of perjury as required by Form W-9 of the Internal Revenue Service, that:

(1) The number shown on this form is my correct taxpayer identification number, and

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the
Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including a U.S. resident alien).

CERTIFICATION INSTRUCTIONS - You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

___________________________________________________________________________________________________________________________________
                                                                                                                 [RVSL-NY End Plus]
274752-NY                                             Application Continues                                    274752-NY [A (8/07)]
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11.  I/WE AGREE THAT:

1.   All statements and answers given above are true and complete to the best of my/our knowledge and belief.

2.   Only an officer of RiverSource Life Insurance Co. of New York can modify any annuity contract or waive any requirement in this application.

3.   If joint spousal owners are named, ownership will be in joint tenancy with right of survivorship unless prohibited by state of settlement or specified otherwise in SECTION 8 Remarks and Special Instructions.

4.   I/WE ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUS FOR THE VARIABLE ANNUITY.

4.   Tax law requires that all non-qualified deferred annuity contracts issued by the same company, to the same contract owner, during the same calendar year are to be treated as a single, unified contract. The amount of income included and taxed in a distribution (or a transaction deemed a distribution under tax law) taken from any one of such contracts is determined by summing all such contracts together.

5.   I/we acknowledge receipt of RiverSource Life Insurance Co. of New York's Privacy Notice.

8.   I/we have read and understood the disclosures if applicable, listed in SECTION 7 above.

9.   If this annuity replaces any existing insurance or annuity, I/we acknowledge receipt of the Variable Annuity Replacement
     Disclosure or equivalent disclosure.

10.  I/we acknowledge receipt of the Product Disclosure.

11.  I/WE UNDERSTAND THAT EARNINGS AND VALUES, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A VARIABLE FUND, PORTFOLIO, ACCOUNT OR
     SUBACCOUNT, ARE NOT GUARANTEED AND MAY BOTH INCREASE OR DECREASE.

12.  THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATION
     REQUIRED TO AVOID BACKUP WITHHOLDING (SEE SECTION 10).

SIGNATURES

Location (City/State) ________________________________________________________   Date ___________________________

X____________________________________________
Owner Signature/Trustee or Custodian Signature (if Owner is Trust or Custodial account)

X____________________________________________

Joint Owner (if any) Signature

X____________________________________________   X__________________________________________
Annuitant Signature (if other than Owner)       Joint Annuitant Signature

___________________________________________________________________________________________________________________________________

12. AGENT'S REPORT (Type or Print)

To the best of my knowledge, this application [ ] DOES [ ] DOES NOT involve replacement of existing life insurance or annuities.

Agent's Name __________________________________________________ Agent's Social Security Number __________________________________

Agency Name and Number (if applicable)___________________________________________________________________________________________

Telephone Number (           ) __________________Fax Number (           ) _______________________  Sale Location

E-mail Address  __________________________________________________Branch Address _______________________________________________

FOR SPLIT COMMISSIONS, AGENT PERCENTAGE OF COMMISSIONS_______________________ (IF BLANK, COMMISSIONS WILL BE SPLIT EQUALLY)
I hereby certify I personally solicited this application; that the application and this report are complete and accurate to the best of my knowledge and belief. If a replacement is occurring, I have provided details -- company, contract number, amount, reason --
under Section 8 Remarks and Special Instructions and have completed any state replacement requirements including any required state replacement forms (and I certify that only insurer approved sales materials were used and copies of all sales material were left with the customer).

X_______________________________________________________         For Agent Use Only (check one)
Licensed Agent Signature                                         [ ] Option A [ ] Option B

ADDITIONAL AGENT INFORMATION

Agent's Name__________________________________________________  Agent's Social Security Number __________________________________

Agency Name and Number (if applicable)___________________________________________________________________________________________

Telephone Number (           ) __________________Fax Number (           ) _______________________  Sale Location

E-mail Address __________________________________________________ Branch Address _______________________________________________

FOR SPLIT COMMISSIONS, AGENT PERCENTAGE OF COMMISSIONS _______________________ (IF BLANK, COMMISSIONS WILL BE SPLIT EQUALLY)

X_______________________________________________________
Licensed Agent Signature

___________________________________________________________________________________________________________________________________
                                                                                                                 [RVSL-NY End Plus]
274752-NY                                                                                                      274752-NY [A (8/07)]
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